UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8 – K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report: October 30, 2008

QUIXOTE CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number 001-08123

DELAWARE	36-2675371
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

35 EAST WACKER DRIVE, CHICAGO, ILLINOIS	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:     (312) 467-6755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR   240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On October 30, 2008, we issued a press release announcing our financial results for our first quarter ended September 30, 2008.  The full text of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.

In a conference call discussing the press release, management disclosed certain information which may be considered important to certain shareholders.

Backlog for continuing operations as of September 30, 2008 increased 9% to $19.0 million from $17.3 million as of September 30, 2007.  For the Inform segment, backlog increased 15% to $10.4 million from $9.1 million last year.  The backlog for the Protect and Direct segment increased 3% to $8.5 million from $8.2 million last year.  Of the $19.0 million in backlog as of September 30, 2008, approximately $5 million consists of international orders.

We also discussed profitability goals over the long-term.  Our gross margin should be over 40% with a more robust federal spending environment and depending upon product sales mix.  With a variable contribution margin of 55% to 60%, our operating margin for the Protect and Direct segment should be in excess of 20%.  Excluding unallocated corporate expenses, our break-even sales level is currently approximately $20 million a quarter.

For fiscal 2009, international sales are now expected to be approximately $32 to $35 million, which includes approximately $3 to $4 million in sales to China, compared to $24.6 million for fiscal 2008.

A conference call discussing the press release was recorded and is available for replay through Thursday, November 6, 2008.  To access the replay, please call (888) 286-8010 and enter passcode 39487870. The recorded web cast will also be available at “www.quixotecorp.com”.

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements include statements regarding our expectations, beliefs, intentions, plans, projections, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are not historical facts.  Actual results may differ materially from those expressed or implied by the forward-looking statements contained in this report.  Forward-looking statements are subject to numerous risks, uncertainties and assumptions about us and our business.  These risks and uncertainties are discussed in our annual report on Form 10-K for the year ended June 30, 2008.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.  We do not undertake to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.  For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01         Financial Statements and Exhibits.

The following Exhibits are included herein:

(d)        Exhibits

99       Press Release issued by Quixote Corporation, dated October 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUIXOTE CORPORATION

DATE:	October 30, 2008	/s/ Daniel P. Gorey
DANIEL P. GOREY
Vice President, Chief Financial
Officer and Treasurer
(Chief Financial & Accounting
Officer)